UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual

Repor t

Legg Mason

Global Currents

International Small Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Global Currents International Small Cap Opportunity Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Global Currents International Small Cap Opportunity Fund for the period from the Fund’s inception on October 1, 2010 through September 30, 2011 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the period from the Fund’s inception on October 1, 2010 through September 30, 2011 (the “reporting period”), the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the reporting period as a whole, U.S. equities produced a modest gain, whereas international equities fell sharply.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

IV	Legg Mason Global Currents International Small Cap Opportunity Fund

Investment commentary (cont’d)

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

Financial market overview

While stocks generated strong results over the first seven months of the reporting period, most of these — and in some cases all of the — gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in April 2011, the ECB raised interest rates from 1.00% to 1.25%, and then to 1.50% in July. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

As discussed, there was a dramatic difference in the return of the stock market as the reporting period progressed. Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), returned 20.25% from the beginning of the reporting period through April 30, 2011. During that time, the market

Legg Mason Global Currents International Small Cap Opportunity Fund	V

was supported by generally strong investor demand and corporate profits that were often better-than-expected. With risk appetite being replaced with risk aversion, the Index then fell 16.26% over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 0.70% over the reporting period.

The international developed equity market, as measured by the MSCI EAFE Indexvi, posted poor results and lagged its U.S. counterpart, returning -9.75% during the reporting period. This relative underperformance was the result of a number of factors, including fears of contagion from the European sovereign debt crisis. Elsewhere, emerging market equities posted even worse results during the reporting period, with the MSCI Emerging Markets Indexvii returning -16.97% during the period. Negatively impacting emerging market equities was decelerating growth and concerns as to whether China could tame its rising inflation without adversely impacting its economic expansion.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-capitalization companies and will invest substantially all its assets outside the United States. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term. Under normal circumstances, the Fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The Fund may invest in all types of debt securities of any maturity or credit quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the period from the Fund’s inception on October 1, 2010 through September 30, 2011 (the “reporting period”), equity markets generated losses across varied investment styles, market capitalization and geography, as the gains that were generated in the last quarter of 2010 and the first half of 2011 were lost in the third quarter of 2011 as concerns elevated about lackluster growth in the global economy.

Generally, market participants have been mired in financial turmoil including Europe’s sovereign default issues, inflationary pressures in the developing markets, and lackluster growth in many regions of the globe. During the reporting period, many investors rotated from a “risk on” to a “risk off” mentality, and back again, behavior that drove market volatility higher. Although many investment strategists and economists were optimistic about economic growth in late 2010, as 2011 progressed sentiment turned more cautious as the potential for the world’s economies to head into a double-dip recession and concerns about a global financial contagion rose. Adding to a stewpot of worries, continued weakness in emerging market economies impacted markets, especially China, which has been fighting inflation and slowing growth. Overall, the policy response of government officials in Europe, Asia and the U.S. seemed the key factor affecting capital markets and this intensified toward the end of the reporting period. As concerns elevated in the third quarter of 2011, money moved dramatically to cash and government bonds despite yields below the rate of inflation. Investors retreated from equities, high-yield bonds and emerging market bonds. Notably, the yield on the ten-year U.S. Treasury fell to 1.72% in September — the lowest yield in more than sixty years. Even gold — frequently a safe harbor — reflected a collapse in prices during the month of September. Moreover, serious declines in commodities seemed to indicate a reduction in demand worldwide. Overall, policy uncertainty, coupled with stresses in both equity and credit markets and lackluster economic growth, challenged investors as the reporting period closed. The international small-capitalization market, as measured by the MSCI EAFE Small Cap Indexi, posted a loss of 6.00% during the reporting period.

Specifically, we believe that there are two near-term hurdles from a bottom-up standpoint: valuations and expectations. Despite the recent market declines, cyclically adjusted long-term price-to-earnings (“P/E”) ratiosii remain high for most international markets. These levels are not

2	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Fund overview (cont’d)

consistent with subsequent high returns and are well above the historical P/E ratios found at bear market lows. Earnings estimates also remain elevated with profits expected to be the best in human history over the next two years, indicating a high degree of investor complacency versus fear. This is particularly true for the later cycle Industrials and commodity cyclicals — where record high margins are forecasted to expand dramatically by 2013. A combination of rising costs, slowing revenue growth and increasing competition lead us to believe that these estimates will prove overly optimistic. Our long experience as value managers with a contrarian bent has taught us to respect the downside of the earnings cycle regardless of how optically “cheap” stocks may appear. Further, we believe that in volatile markets, both on the upside and the downside, prudent active management can be very beneficial in navigating international markets.

Q. How did we respond to these changing market conditions?

A. In the face of such a mixed investing environment, our team’s focus was to build a diversified portfolio of high-quality companies trading at attractive valuations based upon conservative levels of profits. While troubling, the decline in equity prices late in the reporting period served to accelerate our valuations-focused investment process and enhance portfolio construction while seeking to capture long-term returns for the Fund.

During the reporting period, the Fund benefited by investments in such areas as Financials and Information Technology (“IT”) and through exposure to companies in Asian markets and the United Kingdom. Our perspective is that market forces are attempting to implement the “fixing the system” path with the talk of defaults, write-downs, deficit reduction and capital-raising in Europe. China and other emerging nations are trying to reign in speculative asset bubbles and inflation. Central bankers are under pressure to change their counterproductive policies that have led to the mispricing of money, assets and risk and a decade of global mal-investment. If the world can avoid descending into the politics of blame and its protectionism, nationalism and class warfare, we believe there is a good chance that things will begin to get better. The global “re-set” we continue to expect will not be a painless journey and transition periods are historically filled with volatility. But the destination is a world economy based upon the dynamics of abundance and efficiency rather than scarcity with consumption funded by rising productivity and incomes. We are not there yet, but this more optimistic view is the road map we see as most likely in the long run.

Our investment process has driven the investment team to focus on those companies with resilient cash flows such as Health Care, Consumer Staples, Software, Commercial Services and Household Product companies. Additional ideas tended to fall into the general category of “early cycle” investments. This included retailers, consumer durables, travel, media and apparel firms, particularly from the U.S., UK and Japan. These areas were among the first to suffer from the collapse in housing prices, the banking sector and consumer confidence, and we believe that they will be early beneficiaries of falling commodity prices and bottoming real estate. The emerging market consumer was hurt by higher food and energy costs this year along with tightening monetary conditions and we anticipate some relief as the global economy slows.

Our belief is that over time, Europe will reflect the classic pattern of devalue, default and recovery. Timing is the key factor that cannot be precisely determined. Accordingly, as this process takes place, shares of European exporters that have fallen to

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	3

attractive valuation levels are likely to get a big competitive boost. Our view is that the losers in this scenario will be the non-Eurozone goods producing sectors from Switzerland and Sweden to Japan. Significantly, we are evaluating the attractive valuations of Europe’s high-quality, leading exporters currently. Although the banks were under extreme pressure at the end of the reporting period, we anticipate that there will be specific franchises that have resilient business models in Europe and the developing countries that will become extremely attractive over time.

Performance review

For the period from inception on October 1, 2010 through September 30, 2011, Class A shares of Legg Mason Global Currents International Small Cap Opportunity Fund, excluding sales charges, returned -7.13%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned -6.00% for the same period. The Lipper International Small/Mid-Cap Growth Funds Category Average1 returned -7.70% for the period from September 30, 2010 through September 30, 2011.

Performance Snapshot as of September 30, 2011 (unaudited)
(excluding sales charges)	6 months	Since Fund inception*
Legg Mason Global Currents International Small Cap Opportunity Fund:
Class A	-17.48%	-7.13%
Class C	-17.74%	-7.80%
Class I	-17.39%	-6.91%
MSCI EAFE Small Cap Index	-17.90%	-6.00%
Lipper International Small/Mid-Cap Growth Funds Category Average[1]	-18.90%	-7.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is October 1, 2010.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 2.24%, 2.99% and 1.89%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds for the six-month period and among the 108 funds for the period from September 30, 2010 through September 30, 2011 in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.20%

for Class C shares and 1.20% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Stock selection in the Financials and IT sectors significantly enhanced the Fund’s results during the period. An overweight to IT and an underweight to Financials also contributed positively to performance. On a country basis, performance benefited through stock selection in the United Kingdom, Singapore and Hong Kong. Over the reporting period, individual stocks that made a significant contribution to performance included Ingenico SA in the IT sector, Chaucer Holdings PLC in the Financials sector and Tomra Systems ASA in the Industrials sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Utilities, Industrials and Consumer Discretionary sectors negatively impacted performance during the reporting period. On a country basis, performance declined through stock selection in Australia, France, Ireland and Italy. Individual holdings that detracted from performance during the period included Sound Global Ltd. in the Utilities sector, Séché Environnement in the Industrials sector and 361 Degrees International Ltd. in the Consumer Discretionary sector.

Thank you for your investment in Legg Mason Global Currents International Small Cap Opportunity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Global Equities

Chief Investment Officer and Portfolio Manager

Global Currents Investment Management, LLC

Sean M. Bogda, CFA

Portfolio Manager

Global Currents Investment Management, LLC

Elisa Mazen

Portfolio Manager

Global Currents Investment Management, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

Global Currents Investment Management, LLC

October 18, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	5

RISKS: Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Youngone Corp. (1.8%), Rhoen-Klinikum AG (1.8%), Shanks Group PLC (1.8%), Pal Co., Ltd. (1.8%), Statoil Fuel & Retail ASA (1.8%), Viterra Inc. (1.7%), Loomis AB, Class B Shares (1.7%), Ingenico SA (1.6%), Teleperformance (1.5%) and Toyo Tire & Rubber Co., Ltd. (1.5%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2011 were: Consumer Discretionary (25.3%), Industrials (21.0%), Financials (11.9%), Consumer Staples (10.5%) and Information Technology (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

6	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six-months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-17.48%	$1,000.00	$825.20	1.45%	$6.63	Class A	5.00%	$1,000.00	$1,017.80	1.45%	$7.33
Class C	-17.74	1,000.00	822.60	2.20	10.05	Class C	5.00	1,000.00	1,014.04	2.20	11.11
Class I	-17.39	1,000.00	826.10	1.20	5.49	Class I	5.00	1,000.00	1,019.05	1.20	6.07

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Inception* through 9/30/11	-7.13%	-7.80%	-6.91%

With sales charges[2]	Class A	Class C	Class I
Inception* through 9/30/11	-12.46%	-8.71%	-6.91%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/11)	-7.13%
Class C (Inception date of 10/1/10 through 9/30/11)	-7.80
Class I (Inception date of 10/1/10 through 9/30/11)	-6.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is October 1, 2010.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Global Currents International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Global Currents International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason Global Currents International Small Cap Opportunity Fund on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Schedule of investments

September 30, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 90.7%
Consumer Discretionary — 25.3%
Auto Components — 2.4%
Takata Corp.	1,006	$22,837	(a)
Toyo Tire & Rubber Co., Ltd.	14,770	36,854	(a)
Total Auto Components		59,691
Distributors — 1.5%
Smiths News PLC	11,790	15,666	(a)
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	53,050	20,977	(a)
Total Distributors		36,643
Diversified Consumer Services — 1.0%
Studio Alice Co., Ltd.	1,183	23,929	(a)
Hotels, Restaurants & Leisure — 5.5%
Fuller Smith & Turner PLC, Class A Shares	2,370	24,935	(a)
Greene King PLC	4,230	28,577	(a)
REXLot Holdings Ltd.	172,460	10,374	(a)
Saint Marc Holdings Co., Ltd.	391	15,609	(a)
Saizeriya Co., Ltd.	785	14,184	(a)
Thomas Cook Group PLC	15,670	9,619	(a)
William Hill PLC	9,280	32,606	(a)
Total Hotels, Restaurants & Leisure		135,904
Household Durables — 1.1%
Tact Home Co., Ltd.	31	27,531	(a)
Internet & Catalog Retail — 0.5%
Takkt AG	966	11,625	(a)
Multiline Retail — 2.8%
Debenhams PLC	26,650	23,162	(a)
Izumi Co., Ltd.	1,965	30,394	(a)
Myer Holdings Ltd.	8,240	16,043	(a)
Total Multiline Retail		69,599
Specialty Retail — 7.1%
Folli Follie Group	790	6,835	*(a)
Hornbach Baumarkt Aktiengesellschaft	872	30,310	(a)
JUMBO SA	2,000	10,373	(a)
Nafco Co., Ltd.	801	15,194	(a)
Pal Co., Ltd.	1,227	43,174	(a)
Statoil Fuel & Retail ASA	5,830	43,084	*(a)
Tom Tailor Holding AG	1,682	25,400	*(a)
Total Specialty Retail		174,370

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	11

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 3.4%
361 Degrees International Ltd.	46,460	$21,376	(a)
Xingquan International Sports Holdings Ltd.	59,040	16,137	(a)
Youngone Corp.	2,759	45,475	(a)
Total Textiles, Apparel & Luxury Goods		82,988
Total Consumer Discretionary		622,280
Consumer Staples — 10.5%
Food & Staples Retailing — 2.4%
COSMOS Pharmaceutical Corp.	589	30,290	(a)
S Foods Inc.	1,560	12,677	(a)
San-A Co., Ltd.	393	16,170	(a)
Total Food & Staples Retailing		59,137
Food Products — 8.1%
Bongrain SA	260	16,546	(a)
CJ CheilJedang Corp.	125	30,583	(a)
Greencore Group PLC	38,335	33,267	(a)
Lotte Confectionery Co., Ltd.	24	30,784	(a)
Pacific Andes Resources Development Ltd.	132,940	20,582	(a)
Robert Wiseman Dairies PLC	5,550	25,840	(a)
Viterra Inc.	4,260	41,913
Total Food Products		199,515
Total Consumer Staples		258,652
Energy — 1.1%
Energy Equipment & Services — 1.1%
Aker ASA, Class A Shares	1,330	26,664	(a)
Financials — 11.9%
Capital Markets — 1.0%
F&C Asset Management PLC	24,970	25,333	(a)
Commercial Banks — 1.9%
Banco Latinoamericano de Comercio Exterior SA	1,560	23,759
Ringkjoebing Landbobank Aktieselskab	240	23,941	(a)
Total Commercial Banks		47,700
Diversified Financial Services — 0.4%
Eurazeo	199	8,363	(a)
Insurance — 1.1%
Beazley PLC	14,940	27,045	(a)
Real Estate Investment Trusts (REITs) — 5.9%
Advance Residence Investment	16	28,916	(a)
CapitaRetail China Trust	32,770	29,139	(a)

See Notes to Financial Statements.

12	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Parkway Life Real Estate Investment Trust	21,610	$30,165	(a)
Top REIT Inc.	6	32,428	(a)
United Urban Investment Corp.	24	25,244	(a)
Total Real Estate Investment Trusts (REITs)		145,892
Real Estate Management & Development — 1.6%
Deutsche Wohnen AG	1,370	18,263	(a)
GAGFAH SA	3,250	19,760	(a)
Total Real Estate Management & Development		38,023
Total Financials		292,356
Health Care — 6.8%
Health Care Providers & Services — 4.4%
Mediq NV	1,640	24,789	(a)
Primary Health Care Ltd.	10,290	29,177	(a)
Rhoen-Klinikum AG	2,200	44,540	(a)
Toho Holdings Co., Ltd.	786	9,628	(a)
Total Health Care Providers & Services		108,134
Life Sciences Tools & Services — 0.9%
Biotage AB	33,990	23,160	(a)
Pharmaceuticals — 1.5%
Meda AB, Class A Shares	4,000	36,448	(a)
Total Health Care		167,742
Industrials — 21.0%
Airlines — 1.3%
easyJet PLC	5,790	30,904	*(a)
Building Products — 2.0%
Maezawa Kasei Industries Co., Ltd.	2,770	30,519	(a)
Noritz Corp.	786	17,961	(a)
Total Building Products		48,480
Commercial Services & Supplies — 9.1%
Aeon Delight Co., Ltd.	1,036	22,191	(a)
BWT AG	980	20,015	(a)
Derichebourg SA	4,220	15,264	*(a)
Loomis AB, Class B Shares	3,480	40,720	(a)
Moshi Moshi Hotline Inc.	2,386	23,282	(a)
Newalta Corp.	2,750	30,416
Shanks Group PLC	25,350	43,563	(a)
Séché Environnement	590	29,170	(a)
Total Commercial Services & Supplies		224,621

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	13

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Construction & Engineering — 1.6%
Heijmans N.V.	680	$9,026	(a)
Kyowa Exeo Corp.	1,070	10,231	(a)
Toshiba Plant Systems & Services Corp.	1,965	19,436	(a)
Total Construction & Engineering		38,693
Electrical Equipment — 0.9%
Prysmian S.p.A.	1,720	22,560	(a)
Industrial Conglomerates — 1.3%
Haw Par Corp., Ltd.	7,860	31,830	(a)
Machinery — 1.5%
Bobst Group AG	280	5,948	*(a)
Industrea Ltd.	18,800	21,705	(a)
Torishima Pump Mfg. Co., Ltd.	715	10,026	(a)
Total Machinery		37,679
Professional Services — 1.5%
Teleperformance	1,760	37,462	(a)
Road & Rail — 1.1%
FirstGroup PLC	5,230	25,925	(a)
Transportation Infrastructure — 0.7%
BBA Aviation PLC	7,070	18,352	(a)
Total Industrials		516,506
Information Technology — 7.9%
Communications Equipment — 0.5%
Mitsui Knowledge Industry Co., Ltd.	96	13,382	(a)
Electronic Equipment, Instruments & Components — 1.6%
Ingenico SA	1,030	38,690	(a)
Internet Software & Services — 1.1%
RADVision Ltd.	500	2,860	*
ZAPPALLAS Inc.	24	24,452	(a)
Total Internet Software & Services		27,312
IT Services — 3.0%
Indra Sistemas SA	1,980	28,504	(a)
ITOCHU Techno-Solutions Corp.	657	29,564	(a)
NS Solutions Corp.	735	16,737	(a)
Total IT Services		74,805
Software — 1.7%
SRA Holdings Inc.	1,950	19,818	(a)

See Notes to Financial Statements.

14	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund

Security			Shares	Value
Software — continued
Sword Group			1,260	$21,523	(a)
Total Software				41,341
Total Information Technology				195,530
Materials — 5.1%
Chemicals — 2.4%
Filtrona PLC			6,780	36,625	(a)
Symrise AG			990	23,003	(a)
Total Chemicals				59,628
Containers & Packaging — 1.2%
DS Smith PLC			4,510	12,196	(a)
Smurfit Kappa Group PLC			2,910	17,722	*(a)
Total Containers & Packaging				29,918
Metals & Mining — 1.5%
African Barrick Gold Ltd.			4,570	35,671	(a)
Total Materials				125,217
Utilities — 1.1%
Water Utilities — 1.1%
Sound Global Ltd.			47,650	15,127	(a)
Tri-Tech Holding Inc.			3,080	12,535	*
Total Utilities				27,662
Total Investments before Short-Term Investments (Cost — $2,520,330)				2,232,609

Rate		Maturity Date	Face Amount
Short-Term Investments — 10.5%
Repurchase Agreements — 10.5%
Interest in $200,000,000 joint tri-party repurchase agreement dated 9/30/11 with RBS Securities Inc.; Proceeds at maturity — $259,002; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value — $264,189) (Cost — $259,000)	0.070%	10/3/11	$259,000	259,000
Total Investments — 101.2% (Cost — $2,779,330#)				2,491,609
Liabilities in Excess of Other Assets — (1.2)%				(31,638)
Total Net Assets — 100.0%				$2,459,971

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is $2,786,925.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	15

Legg Mason Global Currents International Small Cap Opportunity Fund

Summary of Investments by Country** (unaudited)
Japan	25.0%
United Kingdom	15.6
France	6.7
Germany	6.1
South Korea	4.3
Singapore	4.3
Sweden	4.0
Canada	2.9
Norway	2.8
Australia	2.7
Ireland	2.0
Bermuda	1.9
Cayman Islands	1.4
Netherlands	1.4
Spain	1.1
Jersey	1.1
Denmark	1.0
Panama	1.0
Italy	0.9
China	0.8
Austria	0.8
Luxembourg	0.8
Greece	0.7
Switzerland	0.2
Israel	0.1
Short-term investments	10.4
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of September 30, 2011 and are subject to change.

See Notes to Financial Statements.

16	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $2,520,330)	$2,232,609
Repurchase agreements, at value (Cost — $259,000)	259,000
Foreign currency, at value (Cost — $1,928)	1,784
Cash	863
Receivable for securities sold	29,810
Receivable from investment manager	22,883
Dividends and interest receivable	9,348
Prepaid expenses	54,931
Total Assets	2,611,228

Liabilities:
Payable for offering and organization costs	102,969
Service and/or distribution fees payable	100
Trustees’ fees payable	40
Accrued expenses	48,148
Total Liabilities	151,257
Total Net Assets	$2,459,971

Net Assets:
Par value (Note 7)	$2
Paid-in capital in excess of par value	2,669,416
Undistributed net investment income	48,083
Accumulated net realized gain on investments and foreign currency transactions	30,120
Net unrealized depreciation on investments and foreign currencies	(287,650)
Total Net Assets	$2,459,971

Shares Outstanding:
Class A	8,704
Class C	8,333
Class I	205,420

Net Asset Value:
Class A (and redemption price)	$11.04
Class C*	$10.98
Class I (and redemption price)	$11.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.71

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	17

Statement of operations

For the Period Ended September 30, 2011†

Investment Income:
Dividends	$78,041
Interest	148
Less: Foreign taxes withheld	(6,362)
Total Investment Income	71,827

Expenses:
Offering costs	159,923
Audit and tax	31,100
Investment management fee (Note 2)	23,089
Custody fees	22,068
Legal fees	21,168
Shareholder reports	16,587
Registration fees	11,263
Organization fees	9,000
Transfer agent fees (Note 5)	3,427
Service and/or distribution fees (Notes 2 and 5)	1,323
Trustees’ fees	245
Fund accounting fees	207
Insurance	35
Miscellaneous expenses	2,548
Total Expenses	301,983
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(268,063)
Net Expenses	33,920
Net Investment Income	37,907

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	44,011
Foreign currency transactions	127
Net Realized Gain	44,138
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(287,721)
Foreign currencies	71
Change in Net Unrealized Appreciation (Depreciation)	(287,650)
Net Loss on Investments and Foreign Currency Transactions	(243,512)
Decrease in Net Assets from Operations	$(205,605)

†	For the period October 1, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

18	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Statement of changes in net assets

For the Period Ended September 30, 2011†	2011

Operations:
Net investment income	$37,907
Net realized gain	44,138
Change in net unrealized appreciation (depreciation)	(287,650)
Decrease in Net Assets From Operations	(205,605)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(24,000)
Decrease in Net Assets From Distributions to Shareholders	(24,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,701,372
Cost of shares repurchased	(11,796)
Increase in Net Assets From Fund Share Transactions	2,689,576
Increase in Net Assets	2,459,971

Net Assets:
Beginning of period	—
End of period*	$2,459,971
* Includes undistributed net investment income of:	$48,083

†	For the period October 1, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class A Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.15
Net realized and unrealized loss	(1.00)
Total loss from operations	(0.85)

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$11.04
Total return[3]	(7.13)%

Net assets, end of period (000s)	$96

Ratios to average net assets:
Gross expenses[4]	11.39%
Net expenses[4,5,6]	1.45
Net investment income[4]	1.19

Portfolio turnover rate	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class C Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.06
Net realized and unrealized loss	(0.99)
Total loss from operations	(0.93)

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$10.98
Total return[3]	(7.80)%

Net assets, end of period (000s)	$92

Ratios to average net assets:
Gross expenses[4]	11.98%
Net expenses[4,5,6]	2.20
Net investment income[4]	0.44

Portfolio turnover rate	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class I Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.18
Net realized and unrealized loss	(1.00)
Total loss from operations	(0.82)

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$11.06
Total return[3]	(6.91)%

Net assets, end of period (000s)	$2,272

Ratios to average net assets:
Gross expenses[4]	11.07%
Net expenses[4,5,6]	1.20
Net investment income[4]	1.44

Portfolio turnover rate	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) to September 30, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Global Currents International Small Cap Opportunity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	23

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	—	$622,280	—	$622,280
Consumer staples	$41,913	216,739	—	258,652
Energy	—	26,664	—	26,664
Financials	23,759	268,597	—	292,356
Health care	—	167,742	—	167,742
Industrials	30,416	486,090		516,506
Information technology	2,860	192,670	—	195,530
Materials	—	125,217	—	125,217
Utilities	12,535	15,127	—	27,662
Total long-term investments	$111,483	$2,121,126	—	$2,232,609
Short-term investments†	—	259,000	—	259,000
Total investments	$111,483	$2,380,126	—	$2,491,609

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2011, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of level 1 and level 2 measurements during the period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

24	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	25

the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions expected to be taken on income tax returns and has concluded that as of September 30, 2011, no provision for income tax is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$20,158	—	$(20,158)
(b)	14,018	$(14,018)	—

(a)	Reclassifications are primarily due to non-deductible offering costs.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Global Currents Investment Management, LLC (“GCIM”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, GCIM and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays GCIM and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 1.45%, 2.20% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	27

business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the period ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $268,063.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended September 30, 2011.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,546,358
Sales	1,081,552

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$130,519
Gross unrealized depreciation	(425,835)
Net unrealized depreciation	$(295,316)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate

28	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A1	$267	$222
Class C1	1,056	56
Class I1	—	3,149
Total	$1,323	$3,427

[1]	For the period October 1, 2010 (inception date) through September 30, 2011.

For the period ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

	Service and/or Distribution Fees Waived	Waivers/Expense Reimbursements
Class A1	$200	$10,407
Class C1	1,056	9,269
Class I1	—	247,131
Total	$1,256	$266,807

[1]	For the period October 1, 2010 (inception date) through September 30, 2011.

6. Distributions to shareholders by class

Period Ended September 30, 2011
Net Investment Income:
Class A1	$911
Class C1	725
Class I1	22,364
Total	$24,000

[1]	For the period October 1, 2010 (inception date) through September 30, 2011.

7. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report	29

Transactions in shares of each class were as follows:

	Period Ended September 30, 2011
	Shares	Amount
Class A1
Shares sold	8,704	$104,795
Net increase	8,704	$104,795

Class C1
Shares sold	8,333	$100,000
Net increase	8,333	$100,000

Class I1
Shares sold	206,295	$2,496,577
Shares repurchased	(875)	(11,796)
Net increase	205,420	$2,484,781

[1]	For the period October 1, 2010 (inception date) through September 30, 2011.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, was as follows:

2011
Distributions Paid From:
Ordinary income	$24,000

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$91,951
Other book/tax temporary differences(a)	(6,153)
Unrealized appreciation (depreciation)(b)	(295,245)
Total accumulated earnings (losses) — net	$(209,447)

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

30	Legg Mason Global Currents International Small Cap Opportunity Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Global Currents International Small Cap Opportunity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period from October 1, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents International Small Cap Opportunity Fund as of September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 1, 2010 (commencement of operations) to September 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2011

Legg Mason Global Currents International Small Cap Opportunity Fund	31

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Global Currents Investment Management, LLC (“Global Currents”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Global Currents, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s

32	Legg Mason Global Currents International Small Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and Global Currents’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the

Legg Mason Global Currents International Small Cap Opportunity Fund	33

Sub-Advisers. The Board also referred to information regarding the fees the Manager and charged any of their respective U.S. clients investing primarily in an asset class similar to that proposed for the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager provided information which described the significant differences in the scope of services provided to investment companies, such as the Fund, and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable retail front-end load funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds. The Board also noted that the Manager had contractually agreed to waive fees and/or reimburse the Fund’s expenses if such expenses exceed certain amounts and that such arrangement would continue until December 31, 2012.

Economies of scale

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that, as a new fund, the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management

34	Legg Mason Global Currents International Small Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Global Currents International Small Cap Opportunity Fund	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Global Currents International Small Cap Opportunity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

36	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Global Currents International Small Cap Opportunity Fund	37

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

38	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Global Currents International Small Cap Opportunity Fund	39

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

40	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Global Currents

International Small Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Global Currents Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Global Currents International Small Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Global Currents International Small Cap Opportunity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Currents International Small Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/11 SR11-1517

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,100 in 2010 and $72,300 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2010 and $9,900 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011